UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 3, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 3, 2012 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”) acquired a fee simple interest in a multitenant retail center located in Arlington, Texas, commonly known as Woodland West Marketplace (the “Woodland Property”) through TNP SRT Woodland West, LLC, an indirect subsidiary of the Company (“TNP SRT Woodland”), for an aggregate purchase price of $13,950,000, excluding closing costs. TNP SRT Woodland financed a portion of the purchase price for the Woodland Property with (1) the proceeds of a loan in the amount of $10,200,000 from JPMorgan Chase Bank, National Association (the “Lender”) and (2) the proceeds of a mezzanine loan in the amount of $1,300,000 from the Lender to TNP SRT Woodland West Holdings, LLC (“TNP SRT Woodland Holdings”), the owner of 100% of the membership interests of TNP SRT Woodland.

Woodland Property Loan

TNP SRT Woodland financed the payment of a portion of the purchase price for the Woodland Property with the proceeds of a loan in the original principal amount of $10,200,000 (the “Woodland Loan”) pursuant to a Loan Agreement by and between the Lender and TNP SRT Woodland (the “Loan Agreement,” and together with the other documents related to the Woodland Loan, the “Loan Documents”).

The entire unpaid principal balance of the Woodland Loan and all accrued and unpaid interest thereon is due and payable in full on March 1, 2017 (the “Maturity Date”). The unpaid principal amount of the Woodland Loan bears interest at a rate of 5.63% per annum (the “Interest Rate”) calculated on the basis of a 360 day year. In the event that, and for so long as, any event of default under the Loan Documents has occurred and is continuing, the outstanding principal balance of the Woodland Loan and, to the extent permitted by applicable law, all accrued and unpaid interest thereon, will accrue interest at a rate per annum equal to the lesser of (1) the maximum rate permitted by applicable law or (2) 5% above the Interest Rate. If any payment of principal, interest or any other sum due under the Loan Documents (including the amounts due on the Maturity Date) are not paid by TNP SRT Woodland on or prior to the date on which it is due, TNP SRT Woodland will pay the Lender upon demand an amount equal to the lesser of 5% of such unpaid sum and the maximum rate permitted by applicable law.

During the term of the Woodland Loan, TNP SRT Woodland will make a monthly payment to the Lender of $58,749.16, which payments will be applied first to accrued and unpaid interest and then to the principal balance of the Woodland Loan. During the period from April 2, 2014 through the Maturity Date, TNP SRT Woodland may, at its option, prepay the entire outstanding principal balance of the Woodland Loan, and all accrued and unpaid interest thereon, in whole, but not in part, provided that (1) no event of default under the Loan Documents exists at the time of prepayment, (2) TNP SRT Woodland gives written notice to the Lender no more than 90 and not less than 30 days before the prepayment date indicated in the written notice, (3) the prepayment is accompanied by an amount equal to the unpaid principal amount of the Woodland Loan, all accrued and unpaid interest thereon and all other sums due under the Loan Documents, and (4) if the prepayment takes place prior to January 1, 2017, the prepayment is accompanied by a yield maintenance premium calculated in accordance with the Loan Agreement.

TNP SRT Woodland’s obligations under the Woodland Loan are secured by (1) a Deed of Trust, Assignment of Leases and Rents and Security Agreement in favor of the Lender with respect to the Woodland Property, and (2) an Assignment of Management Agreement and Subordination of Management Fees by TNP SRT Woodland in favor of the Lender with respect to the property management agreement for the Woodland Property by and between TNP SRT Woodland and TNP Property Manager, LLC, an affiliate of the Company.

The Company has agreed to unconditionally guarantee the full payment and performance of TNP SRT Woodland’s liability and obligation to the Lender under the Loan Agreement with respect to any loss, damage, cost, expense or liability incurred by the Lender (including reasonable attorneys’ fees and expenses) arising out of or in connection with, among other things (1) fraud or willful misrepresentation by TNP SRT Woodland, TNP SRT

Woodland Holdings or the Company, (2) the gross negligence or willful misconduct of TNP SRT Woodland, TNP SRT Woodland Holdings or the Company, (3) material physical waste of the Woodland Property; (4) the removal or disposal of any portion of the Woodland Property after any event of default under the Loan Documents; and (5) any failure by TNP SRT Woodland to comply with certain of the representations, warranties and covenants set forth in the Loan Agreement.

Pursuant to an Environmental Indemnity Agreement (the “Environmental Indemnity”), the Company and TNP SRT Woodland (together, the “Environmental Indemnitors”) have collectively agreed, at their sole cost and expense, to protect, defend, indemnify and hold the Lender and certain of its affiliates (collectively, the “Indemnified Parties”) harmless from and against any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities, obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, consequential damages, litigation costs, attorneys’ fees and investigation costs (collectively, “Losses”) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to, among other things, any of the following: (1) any presence of any Hazardous Substances (as defined in the Environmental Indemnity) in, on, above, or under the Woodland Property; (2) any past, present or threatened release of Hazardous Substances in, on, above, under or from the Woodland Property; (3) any activity by Environmental Indemnitors, any person affiliated with Environmental Indemnitors, and any tenant or other user of the Woodland Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Woodland Property of any Hazardous Substances at any time located in, under, on or above the Woodland Property; (4) any activity by Environmental Indemnitors, any person affiliated with Environmental Indemnitors, and any tenant or other user of the Woodland Property in connection with any actual or proposed remediation of any Hazardous Substances at any time located in, under, on or above the Woodland Property, whether or not such remediation is voluntary or pursuant to court or administrative order; (5) any past, present or threatened non-compliance with or violations of any Environmental Laws (as defined in the Environmental Indemnity) in connection with the Woodland Property or operations thereon and (6) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to the Environmental Indemnity, the Loan Agreement or and other Loan Document.

Mezzanine Loan

On the Closing Date, TNP SRT Woodland Holdings obtained a loan from the Lender in the original principal amount of $1,300,000 (the “Mezzanine Loan”) pursuant to a Mezzanine Promissory Note by TNP SRT Woodland Holdings in favor of the Lender (the “Mezzanine Note”).

The entire unpaid principal balance of the Mezzanine Loan and all accrued and unpaid interest thereon is due and payable in full on the Maturity Date. The Mezzanine Loan bears interest at a rate of 12.0% per annum (the “Initial Rate”); provided, however, that after the occurrence of and during the continuance of any event of default under the Mezzanine Note or any of the other documents related to the Mezzanine Loan (collectively, the “Mezzanine Loan Documents”), the Mezzanine Loan will bear interest at an annual rate equal to the lesser of (1) 5.0% above the Initial Rate and (2) the maximum interest rate permitted by applicable law. If any sum payable under the Mezzanine Note is not received by the Lender on or prior to the date on which it was due, TNP SRT Woodland Holdings will pay to the Lender a late charge in an amount equal to the lesser of (1) 5.0% of the full amount of such sum and (2) the maximum amount permitted by applicable law.

TNP SRT Woodland Holdings may prepay the entire outstanding principal balance of the Mezzanine Loan, and all accrued and unpaid interest thereon, in whole or in part, provided that (1) no event of default under the Mezzanine Loan Documents exists at the time of prepayment, (2) TNP SRT Woodland Holdings gives written notice of the prepayment to the Lender, (3) the prepayment is accompanied by all other sums due under the Mezzanine Loan Documents as of the prepayment date, and (4), if the prepayment occurs after September 1, 2012, the prepayment is accompanied by a yield maintenance premium calculated in accordance with the Mezzanine Note.

TNP SRT Woodland Holdings’ obligations under the Mezzanine Loan are secured by a Mezzanine Pledge and Security Agreement by TNP SRT Woodland Holdings in favor of the Lender, pursuant to which TNP SRT Woodland Holdings granted to the Lender a first priority security interest in all of TNP SRT Woodland Holdings’ 100% ownership interest in TNP SRT Woodland.

The Company has agreed to absolutely and unconditionally guarantee the full payment and performance of all of TNP SRT Woodland Holdings’ obligations under the Mezzanine Note.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 8, 2012, the Company distributed a press release announcing the completion of the acquisition of the Woodland Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Loan Agreement, dated as of February 3, 2012, by and between JPMorgan Chase Bank, National Association and TNP SRT Woodland West, LLC

10.2	Promissory Note, dated as of February 3, 2012, by TNP SRT Woodland West, LLC in favor of JPMorgan Chase Bank, National Association

10.3	Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of February 3, 2012, by TNP SRT Woodland West, LLC to Rebecca S. Conrad for the benefit of JPMorgan Chase Bank, National Association

10.4	Assignment of Management Agreement and Subordination of Management Fees, dated as of February 3, 2012, by and among TNP SRT Woodland West, LLC, JPMorgan Chase Bank, National Association and TNP Property Manager, LLC

10.5	Guaranty Agreement, dated as of February 3, 2012, by TNP Strategic Retail Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.6	Environmental Indemnity Agreement, dated as of February 3, 2012, by TNP SRT Woodland West, LLC and TNP Strategic Retail Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.7	Mezzanine Promissory Note, dated as of February 3, 2012, by TNP SRT Woodland West Holdings, LLC in favor of JPMorgan Chase Bank, National Association

10.8	Mezzanine Pledge and Security Agreement, dated as of February 3, 2012, by TNP SRT Woodland West Holdings, LLC in favor of JPMorgan Chase Bank, National Association

10.9	Mezzanine Guaranty Agreement, dated as of February 3, 2012, by TNP Strategic Retail Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.10	Property and Asset Management Agreement, dated February 2, 2012, by and between TNP SRT Woodland West, LLC and TNP Property Manager, LLC

99.1	Press Release, dated February 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: February 8, 2012	By:	/s/ James Wolford
James Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Loan Agreement, dated as of February 3, 2012, by and between JPMorgan Chase Bank, National Association and TNP SRT Woodland West, LLC

10.2	Promissory Note, dated as of February 3, 2012, by TNP SRT Woodland West, LLC in favor of JPMorgan Chase Bank, National Association

10.3	Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of February 3, 2012, by TNP SRT Woodland West, LLC to Rebecca S. Conrad for the benefit of JPMorgan Chase Bank, National Association

10.4	Assignment of Management Agreement and Subordination of Management Fees, dated as of February 3, 2012, by and among TNP SRT Woodland West, LLC, JPMorgan Chase Bank, National Association and TNP Property Manager, LLC

10.5	Guaranty Agreement, dated as of February 3, 2012, by TNP Strategic Retail Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.6	Environmental Indemnity Agreement, dated as of February 3, 2012, by TNP SRT Woodland West, LLC and TNP Strategic Retail Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.7	Mezzanine Promissory Note, dated as of February 3, 2012, by TNP SRT Woodland West Holdings, LLC in favor of JPMorgan Chase Bank, National Association

10.8	Mezzanine Pledge and Security Agreement, dated as of February 3, 2012, by TNP SRT Woodland West Holdings, LLC in favor of JPMorgan Chase Bank, National Association

10.9	Mezzanine Guaranty Agreement, dated as of February 3, 2012, by TNP Strategic Retail Trust, Inc. in favor of JPMorgan Chase Bank, National Association

10.10	Property and Asset Management Agreement, dated February 2, 2012, by and between TNP SRT Woodland West, LLC and TNP Property Manager, LLC

99.1	Press Release, dated February 8, 2012